UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 19, 2006

CATALYTICA ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31953	77-0410420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1388 North Tech Boulevard, Gilbert, AZ 85233
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 556-5555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets

On July 19, 2006, Catalytica Energy Systems, Inc. (the “Registrant”) completed the sale of the Registrant’s approximately 43,000 square foot corporate headquarters and manufacturing facility located in Gilbert, Arizona (the “Building”) and certain personal property of the Registrant (the “Personal Property”), consisting principally of furniture located at the Building (together, the sale of the Building and the sale of the Personal Property may be referred to as the “Sale”), to 1388 North Tech Boulevard Partners, LP (the “Buyer”).  The Buyer is an affiliate of Wilshire Property Company, LLC, a California limited liability company (“Assignee”), which assigned its right to purchase the Building to the Buyer pursuant to the Second Amendment to Purchase and Sale Agreement between the Registrant, the Buyer and Assignee.

Pursuant to the Sale, the Registrant received gross proceeds of $4,775,000 for the sale of the Building.  The Registrant also received an additional payment of $40,000 in connection with the Sale, and $25,000 for the sale of the Personal Property.  After the Registrant’s payment of the loan securing the Building and payment of its share of closing costs and expenses, the Registrant received net proceeds from the Sale of approximately $2,048,244, before deducting real estate commissions of $143,250 payable by the Registrant and payment by the Registrant of $55,000 to the Buyer for the entire base rent of the lease between the Registrant and Buyer effective July 20, 2006 (the “Lease”).  This resulted in final net proceeds to the Registrant of approximately $1,849,934.   Under the terms of the Lease, the Registrant is leasing office and warehouse space at the Building from the Buyer through October 31, 2006, after which time the Registrant expects to relocate its corporate headquarters to a new site in the Phoenix, Arizona metropolitan area.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Federal securities laws and is subject to safe harbors created therein.   These forward-looking statements include, but are not limited to, those regarding the Registrant’s expectations regarding the likelihood and timing of the relocation of the Registrant’s corporate headquarters to a new site in the Phoenix, Arizona metropolitan area.

These forward-looking statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements.  These risks and uncertainties include, among others, the risk that the Registrant may elect not to relocate its corporate headquarters and the ability of the Registrant to make appropriate arrangements for such relocation, together with the development generally of the Registrant’s overall strategic objectives and the other risks set forth in the Registrant’s most recent Forms 10-K and 10-QSB filed with the Securities and Exchange Commission.  The Registrant undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this Form 8-K.

Item 9.01    Financial Statements and Exhibits.

     (d)  Exhibits

Exhibit Number	Document
10.1[1]	Purchase and Sale Agreement dated April 18, 2006 between the Registrant and Wilshire Property Company, LLC
10.2[2]	First Amendment to Purchase and Sale Agreement dated May 18, 2006 between the Registrant and Wilshire Property Company, LLC
99.1[3]	Second Amendment to Purchase and Sale Agreement dated July 14, 2006 between the Registrant, Wilshire Property Company, LLC and 1388 North Tech Boulevard Partners LP
99.2[4]	Lease between the Registrant and 1388 North Tech Boulevard Partners LP effective July 20, 2006

1           Incorporated by reference to Exhibit 10.1 filed with our Form 8-K, filed on April 24, 2006

2           Incorporated by reference to Exhibit 10.1 filed with our Form 8-K, filed on May 23, 2006

3           Filed herewith

4           Filed herewith

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYTICA ENERGY SYSTEMS, INC.

By:	/s/ Robert W. Zack
Robert W. Zack, President, Chief Executive Officer and Chief Financial Officer

Date:   July 24, 2006

3

EXHIBIT INDEX

Exhibit Number	Document
10.1[1]	Purchase and Sale Agreement dated April 18, 2006 between the Registrant and Wilshire Property Company, LLC
10.2[2]	First Amendment to Purchase and Sale Agreement dated May 18, 2006 between the Registrant and Wilshire Property Company, LLC
99.1[3]	Second Amendment to Purchase and Sale Agreement dated July 14, 2006 between the Registrant, Wilshire Property Company, LLC and 1388 North Tech Boulevard Partners LP
99.2[4]	Lease between the Registrant and 1388 North Tech Boulevard Partners LP effective July 20, 2006

1           Incorporated by reference to Exhibit 10.1 filed with our Form 8-K, filed on April 24, 2006

2           Incorporated by reference to Exhibit 10.1 filed with our Form 8-K, filed on May 23, 2006

3           Filed herewith

4           Filed herewith

4

EXHIBIT INDEX

Exhibit Number	Document
10.1[1]	Purchase and Sale Agreement dated April 18, 2006 between the Registrant and Wilshire Property Company, LLC
10.2[2]	First Amendment to Purchase and Sale Agreement dated May 18, 2006 between the Registrant and Wilshire Property Company, LLC
99.1[3]	Second Amendment to Purchase and Sale Agreement dated July 14, 2006 between the Registrant, Wilshire Property Company, LLC and 1388 North Tech Boulevard Partners LP
99.2[4]	Lease between the Registrant and 1388 North Tech Boulevard Partners LP effective July 20, 2006

1           Incorporated by reference to Exhibit 10.1 filed with our Form 8-K, filed on April 24, 2006

2           Incorporated by reference to Exhibit 10.1 filed with our Form 8-K, filed on May 23, 2006

3           Filed herewith

4           Filed herewith